UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            September 30, 2004

AIRGATE PCS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	027455	58-2422929

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Harris Tower, 223 Peachtree Street, N.E. Suite 1700 Atlanta, Georgia	30303

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            (404)525-7272

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     AirGate PCS, Inc. announced today a proposed offering of $175 million aggregate principal amount of its first priority senior secured floating rate notes. Certain portions of the preliminary offering memorandum prepared in connection with the proposed offering are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

99.1	Portions of the preliminary offering memorandum for AirGate’s proposed offering of $175 million aggregate principal amount of its first priority senior secured floating rate notes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC.
Date: September 30, 2004	By:	/s/ William J. Loughman
William J. Loughman
Vice President, Chief Financial Officer